THESE SECURITIES HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12 (2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT 5:00 P.M. (PACIFIC TIME) ON JANUARY _____, 2013

SHARE PURCHASE WARRANTS
TO PURCHASE SHARES OF COMMON STOCK OF
CARBON GREEN INC.
Incorporated in the State of Nevada

Warrant #	No. of Warrants:

THIS IS TO CERTIFY THAT:

(the “Holder”), has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to _________________________ fully paid and non-assessable shares of common stock (the “Shares”) in the capital of Carbon Green Inc. (hereinafter called the “Company”) on or before 5:00 p.m. (Pacific time) on January _____, 2013 (the “Expiry Date”) at a price per Share (the “Exercise Price”) of US$_____ on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.	ONE (1) WARRANT AND PAYMENT OF THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE.

2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this _____ day of January, 2010.

CARBON GREEN INC.

Per:
Authorized Signatory

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED DURING THE APPLICABLE HOLD PERIODS.

APPENDIX “A”

TERMS AND CONDITIONS dated January 15, 2010, attached to the Warrants issued by Carbon Green Inc.

1.	INTERPRETATION

1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“Company” means Carbon Green Inc. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)	“Exercise Price” means the price of US$______ per share;

(e)	“Expiry Time” means 5:00 p.m. (Vancouver time) on January 15, 2013;

(f)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(g)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(h)	“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(i)	“Warrant Certificate” means this Warrant certificate;

(j)	“Warrant Holders” or “Holders” means the holders of the Warrants; and

(k)	“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2	Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4	Applicable Law

The Warrant and the terms hereof are governed by the laws of the State of Nevada. The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

2.	ISSUE OF WARRANTS

2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2	Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Issue in substitution for Lost Warrants

(a)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4	Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof as a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.	NOTICE

3.1	Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid overnight courier, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if sent by courier on the day following the date of transmission, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery;

Carbon Green Inc.
c/o 2550 - 555 West Hastings Street
Vancouver, BC V6B 4N5

Attention: John Novak
Fax No. (604) 684-0916

with a copy, which shall not constitute notice, to:

Clark Wilson LLP
Barristers and Solicitors
800 – 885 West Georgia Street
Vancouver, British Columbia
Canada V6C 3H1

Attention: Virgil Hlus
Fax: (604) 687-6314

4.	EXERCISE OF WARRANTS

4.1	Legends

Please note that all share certificates issued upon exercise hereof must be legended as follows during the currency of applicable hold periods:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12 (2) OF BC

INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

4.2	Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto as Exhibit A and a bank draft or certified cheque payable to the Company for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America to the Company at the address set forth in Section 3.2, or from time to time specified by the Company.

4.3	Effect of Exercise of Warrants

(a)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.4	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.5	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.6	Expiration of Warrants

After the Expiry Time, all rights hereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.7	Time of Essence

Time will be of the essence hereof.

4.8	Subscription Price

Each Warrant is exercisable at the Exercise Price, subject to adjustment as described in Section 4.9 below. One Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.9	Adjustment of Exercise Price

(a)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(i)

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(ii)

In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.9(a)(ii).

(b)

The adjustments provided for in this Section 4.9 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.10	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act, any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	WAIVER OF CERTAIN RIGHTS

5.1	Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

6.	OWNERSHIP AND TRANSFER OF WARRANTS

6.1	Ownership of Warrants

The Company may deem and treat the bearer of any Warrant as the absolute owner of such Warrant for all purposes, and shall not be affected by any notice or knowledge to the contrary. The bearer of any Warrant shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such bearer for the shares purchased pursuant thereto shall be a good discharge to the Company for the same and Company shall not be bound to inquire into the title of any such bearer.

6.2	Transfer of Warrants

Subject to applicable law, the Warrant Holder may transfer the within Warrants by delivering to the Company, at any time prior to the Expiry Time, at its principal office, this Warrant Certificate with a transfer form, in the form attached hereto as Exhibit B, duly completed and executed by the holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Company. Notwithstanding the foregoing, the Company may refuse to permit the transfer of any Warrants if such transfer would constitute a violation of the securities laws of any jurisdiction. Subject to the foregoing, the Company shall issue a new Warrant Certificate, representing the transferred Warrants, registered in the name of the transferee or as the transferee may direct and, if not all Warrants represented by a surrendered Warrant Certificate are transferred, a new Warrant Certificate, representing the Warrants not so transferred, and registered in the name of the Warrant Holder.

7.	RESTRICTIONS ON EXERCISE

These Warrants and the shares issuable upon the exercise of these Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws. These Warrants may not be exercised in the United States (as defined in Regulation S under the U.S. Securities Act) unless these Warrants and the shares issuable upon exercise hereof have been registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available.

In addition, these Warrants may not be exercised unless the shares issuable upon exercise hereof are exempt from the registration and prospectus requirements of applicable Canadian securities laws.

8.	MODIFICATION OF TERMS, MERGER, SUCCESSORS

8.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

DATED as of the date first above written in these Terms and Conditions.

CARBON GREEN INC.

By:
Authorized Signatory

EXHIBIT A
SUBSCRIPTION FORM
(ONE COMMON SHARE PURCHASE WARRANT IS
REQUIRED TO SUBSCRIBE FOR EACH COMMON SHARE)

TO:	Carbon Green Inc.
c/o 2550 - 555 West Hastings Street
Vancouver, BC V6B 4N5

The undersigned, bearer of the attached Common Share Purchase Warrants, hereby subscribes for _____________ of the common shares of Carbon Green Inc. (the “Company”) referred to in the Warrant Certificate according to the conditions thereof and herewith makes payment of the purchase price in full for the said number of shares at the price of US$2.50 per share (or the adjusted price of US$_________ per share). Cash, a bank draft, a certified cheque, a money order, a wire transfer or other immediately available funds is enclosed herewith, or have been otherwise delivered to you, for such amount.

The undersigned hereby directs that the shares hereby subscribed for be issued and delivered as follows:

Name(s) in Full	Address(es)	Number of Shares

(Please print full names in which share certificates are to be issued, stating whether Mr., Mrs. or Miss. The share must be issued in the name of the bearer.)

DATED this ______day of ___________________, 201___ .

Witness	Signature

Please print your name and address in full

Mr.
Mrs.	Address
Miss

TERMS AND CONDITIONS

The Warrants are issued subject to the Terms and Conditions for the time being governing the holding of Warrants in the Company.

REPRESENTATIONS AND WARRANTIES

If the undersigned is a “U.S. person”, as such term is defined in Regulation S as promulgated under the United States Securities Act of 1933, as amended, the undersigned represents and warrants to the Company that, at the time of the exercise of the Warrants, the undersigned is an "accredited investor", as such term defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933, as amended, and the undersigned will provide duly completed and executed documentation to the Company to evidence same.

LEGENDS

The certificates representing the shares acquired on the exercise of the Warrants will bear the following legend:THESE SECURITIES HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12 (2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

EXHIBIT B

WARRANT TRANSFER FORM

TO:	Carbon Green Inc.
c/o 2550 - 555 West Hastings Street
Vancouver, BC V6B 4N5

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________ (name of transferee), _______________________________________________________ (address of transferee), _______________ (number of) Warrants of Carbon Green Inc. (the “Company”) registered in the name of the undersigned on the records of the Company represented by the attached Warrant Certificate and irrevocably appoints ___________________________________ (name) the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby certifies that the transfer of these securities is not being made to, and the offer of these securities was not made to, and the person named above is not, a person in the United States or a U.S. person (as such terms are defined in Regulation S under the U.S. Securities Act of 1933, as amended).

DATED this _________________ day of ______________________ , _______ .

(Witness)	(Signature of Registered Warrant Holder)

(Print name of Registered Warrant Holder)

Instructions:

1.	Signature of Warrant Holder must be the signature of the person appearing on the face of this Warrant Certificate.

2.

If this Warrant Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a company or any person acting in a fiduciary or representative capacity, this Warrant Transfer Form must be accompanied by evidence of authority to sign satisfactory to the Corporation.